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                                                                   EXHIBIT 10.32

                           NON-COMPETITION AGREEMENT
                                (LOUISIANA ONLY)

         THIS NON-COMPETITION AGREEMENT (the "Agreement") is made and entered into as of the 15th day of March, 1996, by and between Karts International Incorporated, a Nevada corporation (the "Company") and Charles Brister ("Brister"), an individual residing in the state of Louisiana.

         WHEREAS, Brister's Thunder Karts, Inc. ("BTK") is a Louisiana corporation engaged in the business of designing, manufacturing, marketing and distributing go karts;

         WHEREAS, Brister, the sole shareholder of BTK, has entered into that Stock Purchase Agreement dated the date hereof by and among Halter Financial Group, Inc., BTK and Brister whereby Halter Financial Group, Inc. will cause the Company to acquire all of the issued and outstanding capital stock of BTK from Brister;

         WHEREAS, the transactions contemplated by the Stock Purchase Agreement include the acquisition of the goodwill of BTK; and

         WHEREAS, as a condition to closing the transactions contemplated by such Stock Purchase Agreement, Brister is obligated to enter into this Agreement.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

         1. COVENANT NOT TO COMPETE. Except as provided in that Licensing Agreement dated the date hereof by and between Brister and the Company, during a period of two years from the date hereof (the "Term"), Brister shall not, within the Parishes located in the State of Louisiana listed on Annex A hereto (the "Area"), so long as the Company engages in or carries on any like business in the Area, directly or indirectly own, manage, operate, control, be employed by or participate in the ownership, management, operation or control of, or be connected in any manner with, any business of the type and character engaged in and competitive with that conducted by the Company. For these purposes, Brister's ownership of securities of a public company not in excess of one percent of any class of such securities shall not be considered to be in competition with the Company. Brister hereby acknowledges and represents that the Company engages in business in all of the Parishes listed on Annex A hereto.

         In addition, during the same Term, Brister agrees to refrain from interfering with the employment relationship between the Company and its other employees by soliciting any of such individuals to participate in other business ventures and agrees to refrain from soliciting business from any client or prospective client of the Company for Brister or for any entity in which Brister has an interest.
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         The parties acknowledge that Brister's business in other areas and the benefits to the Company derived pursuant to the Agreement are such that the restrictions appearing in this Section 1 will not impair Mr. Brister's ability to earn a livelihood.

         It is the desire and intent of the parties that the provisions of this
Section 1 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that the covenants hereunder shall be adjudicated to be invalid or unenforceable in any one such jurisdiction, this
Section 1 shall be deemed amended to delete therefrom or reform the portion thus adjudicated to be invalid or unenforceable, such deletion or reformation to apply only with respect to the operation of this Section 1 in the particular jurisdiction in which such adjudication is made. Moreover, each provision of this Agreement is intended to be severable; and in the event that any one or more of the provisions contained in this Agreement shall for any reason be adjudicated to be invalid or unenforceable in any jurisdiction, the same shall not affect the validity or enforceability of any other provisions of this Agreement in that jurisdiction, but this Agreement shall be construed in such jurisdiction as if such invalid or unenforceable provision had never been contained therein.

         2. BREACH BY BRISTER. In the event of the breach by Brister of the terms and conditions of this Agreement to be performed by Brister, or in the event Brister performs services for any person, firm or corporation engaged in a competing line of business with the Company, the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance thereof by Brister, or to enjoin Brister from performing services for any such other person, firm or corporation.

         3. ASSIGNMENT. The rights and obligations of the Company hereunder shall be binding upon and run in favor of the successors and assigns of the Company. In the event of any attempted assignment or transfer of rights hereunder contrary to the provisions hereof, the Company shall have no further liability for payments hereunder.

         4. CAPTIONS. This Agreement contains the entire agreement between the parties. It may not be changed orally, but only by agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought, and consented to in writing by the Company. Paragraph headings are for convenience of reference only and shall not be considered a part of this Agreement.

         5. SEPARATE COUNSEL. Brister hereby expressly acknowledges that he has been advised that he has not been represented by Halter Financial Group, Inc.'s or the Company's attorneys in this matter and has been advised and urged to seek separate legal counsel for advice in this matter.

         6. LAW GOVERNING. This Agreement shall be governed by and construed in





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accordance with the laws of the State of Louisiana.

         IN WITNESS WHEREOF, The Company has by its appropriate officer signed this Agreement, and Brister has signed this Agreement, on and as of the date first above written.

                                        KARTS INTERNATIONAL INCORPORATED

                                        By:  /s/ V. LYNN GRAYBILL
                                            ------------------------------------
                                            Name:  V. Lynn Graybill
                                                   -----------------------------
                                            Title:  President
                                                    ----------------------------



                                        /s/ CHARLES BRISTER
                                        ----------------------------------------
                                        Charles Brister, individually





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                                   ANNEX A



                  Acadia                             Madison
                  Allen                              Morehouse
                  Ascension                          Natchitoches
                  Assumption                         Orleans
                  Avoyelles                          Ouachita
                  Beauregard                         Plaquemines
                  Bienville                          Pointe Coupee
                  Bossier                            Rapides
                  Caddo                              Red River
                  Calcasieu                          Richland
                  Caldwell                           Sabine
                  Cameron                            St. Bernard
                  Catahoula                          St. Charles
                  Clairborne                         St. Helena
                  Concordia                          St. James
                  De Soto                            St. John the Baptist
                  East Baton Rouge                   St. Landry
                  East Carroll                       St. Martin
                  East Feliciana                     St. Mary
                  Evangeline                         St. Tammany
                  Franklin                           Tangipahoa
                  Grant                              Tensas
                  Iberia                             Terrebonne
                  Iberville                          Union
                  Jackson                            Vermillion
                  Jefferson                          Vernon
                  Jefferson Davis                    Washington
                  Lafayette                          Webster
                  Lafourche                          West Baton Rouge
                  LaSalle                            West Carroll
                  Lincoln                            West Feliciana
                  Livingston                         Winn